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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                   May 7, 2002
                Date of Report (Date of earliest event reported)


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                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

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
            DELAWARE                        000-28782                       93-0979187
  (State or other Jurisdiction       (Commission File Number)             (IRS Employer
       of Incorporation)                                              Identification Number)


      157 TECHNOLOGY DRIVE                                                    92618
       IRVINE, CALIFORNIA                                                   (ZIP CODE)
(Address of principal executive offices)
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                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On May 7, 2002, NeoTherapeutics, Inc. issued a news release announcing that the Company has shifted its strategic focus to out-licensing of neurology drug candidates and internal development of oncology drugs and will include strategic and restructuring changes to reduce the Company's monthly expenses. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.

ITEM 7. EXHIBITS

Exhibits:

    99.1   Press Release dated May 7, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEOTHERAPEUTICS, INC.


Date:   May 7, 2002                     By:    /s/Samuel Gulko
                                               ---------------------------------
                                        Name:  Samuel Gulko
                                        Title: Senior Vice President Finance,
                                               Chief Financial Officer,
                                               Secretary and Treasurer

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
Exhibit
Number              Document Description
-------             --------------------
  99.1      Press Release dated May 7, 2002.
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